1 Third Quarter 2023 Earnings October 26, 2023

2IDEX Proprietary & Confidential Agenda IDEX Business Update Q3 2023 Financial Performance Segment Performance 2023 Guidance Summary Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13734464 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s fourth quarter 2023 and full year 2023 outlook including expected organic sales projections, expected earnings per share and adjusted earnings per share, and the assumptions underlying these expectations, anticipated future acquisition behavior, expectations regarding customer destocking efforts and future order stabilization and lead time, availability of cash and financing alternatives and the anticipated benefits of the Company’s recent acquisitions, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets and adverse developments affecting the financial services industry; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company’s results; the impact of health epidemics and pandemics and terrorist attacks and wars, which could have an adverse impact on the Company's business by creating disruptions in the global supply chain and by potentially having an adverse impact on the global economy; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; capacity utilization and the effect this has on costs; labor markets; supply chain conditions; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2023, which is available on our website.

5IDEX Proprietary & Confidential Chief Financial Officer: Leadership Announcement 5 Welcome back to IDEX! Thank you for strong interim leadership! IDEX Welcomes New SVP and Chief Financial Officer: Abhi Khandelwal Abhi KhandelwalAllison Lausas

6IDEX Proprietary & Confidential Business Update

7IDEX Proprietary & Confidential IDEX Overview Third Quarter Results: • Strong profitability and cash generation • Order rate stabilization • Micropump divestiture • $150M Term Loan repayment Looking Ahead: • Raising full year adjusted EPS guide to $8.13 to $8.18 • Expect order rate stability for balance of 2023 • Continued focus on M&A

8IDEX Proprietary & Confidential Financials

9IDEX Proprietary & Confidential $182 $207 Q3'22 Q3'23 IDEX Q3 2023 Financial Performance Strong Profitability and Free Cash Flow (Dollars in millions, excl. EPS) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q3 ‘23 earnings release. Sales Adjusted Earnings per Share* Adjusted EBITDA Margin* Free Cash Flow* -6% Organic* -1% Decrease -30 bps 14% $824 $793 Q3'22 Q3'23 $2.14 $2.12 Q3'22 Q3'23 28.7% 28.4% Q3'22 Q3'23 Q3 2022 includes $17.9M accelerated deferred revenue related to the exit of COVID-19 testing application

Q3 2023 Adjusted EBITDA Walk


(Dollars in millions)
$ 231
(37)
18
(6)
3
8
9
$ 226
3Q'22 ACT ADJ EBITDA*
Organic Flow Thru
Price / Productivity / Inflation
Mix
Resource Investment / Discretionary
Variable Compensation
Acq/Div/ FX
3Q'23 ACT ADJ EBITDA*

Flow through @ PY GM%* 45.1% → Organic flow through-a) (31%) → Total flow through (47%)

(a- Excludes Acquisistion, Divestiture, FX

Strong price/cost and cost containment mitigate volume headwind

IDEX
Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q3 '23 earnings release.

10

IDEX Q3 2023 Segment Performance



Fluid & Metering Technology

Q3 Revenue $301M / 38% of Total

- Industrial slows as expected
- Destocking within Agriculture
- Strong Energy, Chemical, Water

Organic Orders V%*	(5%)
Organic Sales V%*	(1%)
Adj EBITDA Margin vbps*	+50



Health & Science Technology

Q3 Revenue $313M / 39% of Total

- Pressure across AI/Life Sciences
- Soft Semiconductor
- Space/Broadband targeted growth

Organic Orders V%*	(24%)
Organic Sales V%*	(15%)
Adj EBITDA Margin vbps*	(410)



Fire & Safety / Diversified

Q3 Revenue $181M / 23% of Total

- Dispensing outlook mixed
- Strong Fire with steady Rescue
- BAND-IT auto remains strong

Organic Orders V%*	2%
Organic Sales V%*	3%
Adj EBITDA Margin vbps*	+150

*Metrics presented versus 3Q 2022. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our Q3 '23 earnings release.

11

12IDEX Proprietary & Confidential 2023 Guidance Summary *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q3 ‘23 earnings release. Fourth Quarter Full Year Current Guidance Prior Guidance Current Guidance Revenue% vs. Prior Year Organic* (9%) - (8%) (2%) - (1%) (2%) - (1%) Adjusted EBITDA%* ~26% ~27% ~27.5% Earnings per Share Reported $1.50 - $1.55 $6.80 - $6.90 $7.91 - $7.96 Adjusted* $1.74 - $1.79 $7.90 - $8.00 $8.13 - $8.18 Other Modeling Items: FX Impact on Sales 1% -a) 0% -b) 0% -a) Acquisition/Divestiture impact on Sales 2% 5% 4% Impact from the exit of a COVID19 testing application 0% -1% -1% that did not reoccur in 2023 Tax Rate ~22.3% 22.4% ~21.5% Capital Expenditures $70+ million $80+ million Free Cash Flow % of Adjusted Net Income 100%+ 100%+ Corporate Costs ~$19 million ~$86 million ~$82 million (a - Based on 9/30/2023 FX rate (b - Based on 6/30/2023 FX rate

13IDEX Proprietary & Confidential Appendix

14IDEX Proprietary & Confidential Fluid & Metering Technologies Q3 Highlights:  Industrial market slowing as expected  Destocking within Agriculture market  Strong Chemical and Water markets  Steady Energy market with backlog burn  Strong price/cost and favorable operational productivity more than offset lower volume leverage Market slowing as expected with continued strong profitability (Dollars in millions) Q3 Sales Mix: Organic (1%) Acquisition/Divestiture (2%) FX 1% Reported Sales (2%) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q3 ‘23 earnings release. 33.9% 34.4% Q3'22 Q3'23 Orders Sales Adjusted EBITDA Margin* $311 $294 Q3'22 Q3'23 +50 bps* $308 $301 Q3'22 Q3'23 -5% Organic* -1% Organic*

15IDEX Proprietary & Confidential Health & Science Technologies Q3 Sales Mix: Organic (15%) Acquisition 10% 2022 Exit of COVID-19 testing application (5%) FX 1% Reported Sales (9%) Q3 Highlights:  Continued customers’ destocking across Analytical Instrumentation, Life Sciences, Pharma/Biopharma  Soft Semiconductor market  Strong Space/Broadband/Laser Communications targeted growth  Lower volume leverage and unfavorable mix, partially offset by strong price/cost and favorable operational productivity. Life Science, AI, Semiconductor, Biopharma markets remain challenged (Dollars in millions) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q3 ‘23 earnings release ** Q3 2022 includes $17.9M accelerated deferred revenue related to the exit of COVID-19 testing application 31.0% 26.9% Q3'22 Q3'23 Orders Sales Adjusted EBITDA Margin* $322 $265 Q3'22 Q3'23 -410 bps* $345 $313 Q3'22 Q3'23 -24% Organic* -15% Organic* ** **

16IDEX Proprietary & Confidential Fire & Safety / Diversified Products Revenue growth and margin expansion Q3 Sales Mix: Organic 3% FX 2% Reported Sales 5% (Dollars in millions) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q3 ‘23 earnings release. 27.8% 29.3% Q3'22 Q3'23 Orders Sales Adjusted EBITDA Margin* $149 $155 Q3'22 Q3'23 +150 bps* $172 $181 Q3'22 Q3'23 2% Organic* 3% Organic* Q3 Highlights:  Dispensing outlook mixed on consumer caution on macro economy  Strong Fire with steady Rescue  BAND-IT Auto remains strong  Strong price/cost and favorable operational productivity, partially offset by unfavorable mix and lower volume leverage

17IDEX Proprietary & Confidential Non-GAAP Reconciliations

Non-GAAP Measures of Financial Performance

The Company prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). The Company supplements certain GAAP financial performance metrics with non-GAAP financial performance metrics. Management believes these non-GAAP financial performance metrics provide investors with greater insight, transparency and a more comprehensive understanding of the financial information used by management in its financial and operational decision making because certain of these adjusted metrics exclude items not reflective of ongoing operations, as identified in the reconciliations below. Reconciliations of non-GAAP financial performance metrics to their most directly comparable GAAP financial performance metrics are defined and presented below and should not be considered a substitute for, nor superior to, the financial data prepared in accordance with GAAP. Due to rounding, numbers presented throughout this and other documents may not add up or recalculate precisely. There were no adjustments to GAAP financial performance metrics other than the items noted below.

- Organic orders and net sales are calculated excluding amounts from acquired or divested businesses during the first twelve months of ownership or prior to divestiture, the impact of foreign currency translation and the impact from the exit of a COVID-19 testing application.
- Adjusted net sales is calculated as net sales less the acceleration of previously deferred revenue related to the exit of a COVID-19 testing application.
- Adjusted gross profit is calculated as gross profit less the impact from the exit of a COVID-19 testing application plus fair value inventory step-up charges.
- Adjusted gross margin is calculated as adjusted gross profit divided by adjusted net sales.
- Adjusted net income attributable to IDEX is calculated as Net income attributable to IDEX plus fair value inventory step-up charges, plus restructuring expenses and asset impairments, less the net impact from the exit of a COVID-19 testing application, less the gain on sale of a business, less gains on sales of assets, plus the credit loss on a note receivable from a collaborative partner, plus acquisition-related intangible asset amortization, all net of the statutory tax expense or benefit.
- Adjusted diluted EPS attributable to IDEX is calculated as adjusted net income attributable to IDEX divided by the diluted weighted average shares outstanding.
- Consolidated Adjusted EBITDA is calculated as consolidated earnings before interest, taxes, depreciation and amortization, or consolidated EBITDA, plus fair value inventory step-up charges, plus restructuring expenses and asset impairments, less the net impact from the exit of a COVID-19 testing application, less the gain on sale of a business, less gains on sales of assets, plus the credit loss on a note receivable from a collaborative partner.
- Consolidated Adjusted EBITDA margin is calculated as Consolidated Adjusted EBITDA divided by adjusted net sales.
- Free cash flow is calculated as cash flows from operating activities less capital expenditures.

Table 1: Reconciliations of the Change in Net Sales to Organic Net Sales

	Three Months Ended September 30, 2023				Nine Months Ended September 30, 2023			
	FMT	HST	FSDP	IDEX	FMT	HST	FSDP	IDEX
Change in net sales	(2%)	(9%)	5%	(4%)	8%	2%	6%	5%
Net impact from acquisitions/divestitures	2%	(10%)	—%	(3%)	(2%)	(10%)	—%	(5%)
Impact from foreign currency	(1%)	(1%)	(2%)	(1%)	—%	—%	1%	—%
Impact from the exit of a COVID-19 testing application[1]	—%	5%	—%	2%	—%	2%	—%	1%
Change in organic net sales	(1%)	(15%)	3%	(6%)	6%	(6%)	7%	1%

[1] Represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer's decision to discontinue further investment in commercializing its COVID-19 testing application in 2022 that did not reoccur in 2023.

***Table 2: Reconciliations of Reported-to-Adjusted Gross Profit, Net Sales and Gross Margin** (dollars in millions)*

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Gross profit	**$ 349.6**	$ 381.8	**$ 1,110.1**	$ 1,081.2
Impact from the exit of a COVID-19 testing application[(1)]	**—**	(17.9)	—	(17.9)
Fair value inventory step-up charges	**1.2**	—	**1.2**	0.4
Adjusted gross profit	**$ 350.8**	$ 363.9	**$ 1,111.3**	$ 1,063.7
Net sales	**$ 793.4**	$ 824.0	**$ 2,485.0**	$ 2,371.2
Impact from the exit of a COVID-19 testing application[(1)]	**—**	(17.9)	**—**	(17.9)
Adjusted net sales	**$ 793.4**	$ 806.1	**$ 2,485.0**	$ 2,353.3
Gross margin	**44.1%**	46.3%	**44.7%**	45.6%
Adjusted gross margin	**44.2%**	45.1%	**44.7%**	45.2%

[(1)] Represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer's decision to discontinue further investment in commercializing its COVID-19 testing application in 2022 that did not reoccur in 2023.

***Table 3: Reconciliations of Reported-to-Adjusted Net Income Attributable to IDEX and Diluted EPS Attributable to IDEX** (in millions, other than per share amounts)*

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Reported net income attributable to IDEX	**$ 209.1**	$ 178.7	**$ 487.5**	$ 456.9
Fair value inventory step-up charges	**1.2**	—	**1.2**	0.4
Tax impact on fair value inventory step-up charges	**(0.3)**	—	**(0.3)**	(0.1)
Restructuring expenses and asset impairments	**4.1**	—	**8.2**	2.8
Tax impact on restructuring expenses and asset impairments	**(0.9)**	—	**(1.8)**	(0.7)
Net impact from the exit of a COVID-19 testing application[(1)]	**—**	(1.1)	**—**	(1.1)
Tax impact on the exit of a COVID-19 testing application	**—**	0.3	**—**	0.3
Gain on sale of business	**(93.8)**	(34.8)	**(93.8)**	(34.8)
Tax impact on gain on sale of business	**22.7**	5.5	**22.7**	5.5
Gains on sales of assets	**—**	—	**—**	(2.7)
Tax impact on gains on sales of assets	**—**	—	**—**	0.6
Credit loss on note receivable from collaborative partner[(2)]	**—**	—	**7.7**	—
Tax impact on credit loss on note receivable from collaborative partner	**—**	—	**(1.6)**	—
Acquisition-related intangible asset amortization	**23.8**	17.0	**70.6**	49.2
Tax impact on acquisition-related intangible asset amortization	**(5.3)**	(3.7)	**(15.8)**	(11.0)
Adjusted net income attributable to IDEX	**$ 160.6**	$ 161.9	**$ 484.6**	$ 465.3

[(1)] Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer's decision to discontinue further investment in commercializing its COVID-19 testing application in 2022 that did not reoccur in 2023.

[(2)] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

Table 3: Reconciliations of Reported-to-Adjusted Net Income Attributable to IDEX and Diluted EPS Attributable to IDEX (in millions, other than per share amounts) (continued) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Reported diluted EPS attributable to IDEX $ 2.75 $ 2.36 $ 6.42 $ 6.00 Fair value inventory step-up charges 0.02 — 0.02 — Tax impact on fair value inventory step-up charges — — — — Restructuring expenses and asset impairments 0.06 — 0.11 0.04 Tax impact on restructuring expenses and asset impairments (0.01) — (0.03) (0.01) Net impact from the exit of a COVID-19 testing application(1) — (0.01) — (0.01) Tax impact on the exit of a COVID-19 testing application — — — — Gain on sale of business (1.24) (0.46) (1.24) (0.46) Tax impact on gain on sale of business 0.30 0.07 0.30 0.07 Gains on sales of assets — — — (0.03) Tax impact on gains on sales of assets — — — 0.01 Credit loss on note receivable from collaborative partner(2) — — 0.10 — Tax impact on credit loss on note receivable from collaborative partner — — (0.02) — Acquisition-related intangible asset amortization 0.31 0.23 0.93 0.65 Tax impact on acquisition-related intangible asset amortization (0.07) (0.05) (0.21) (0.14) Adjusted diluted EPS attributable to IDEX $ 2.12 $ 2.14 $ 6.38 $ 6.12 Diluted weighted average shares outstanding 75.9 75.8 75.9 76.1 (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer's decision to discontinue further investment in commercializing its COVID-19 testing application in 2022 that did not reoccur in 2023. (2) Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

***Table 4: Reconciliations of Net Income to Adjusted EBITDA and Net Sales to Adjusted Net Sales** (dollars in millions)*

	Three Months Ended September 30,									
	2023					2022				
	FMT	HST	FSDP	Corporate	IDEX	FMT	HST	FSDP	Corporate	IDEX
Reported net income	$ —	$ —	$ —	$ —	$ 209.0	$ —	$ —	$ —	$ —	$ 178.7
Provision for income taxes	—	—	—	—	52.8	—	—	—	—	49.7
Interest expense	—	—	—	—	13.7	—	—	—	—	9.6
Other (income) expense - net	—	—	—	—	(2.1)	—	—	—	—	(1.0)
(Gain) on sale of business	—	—	—	—	(93.8)	—	—	—	—	(34.8)
Operating income (loss)	92.1	54.7	48.4	(15.6)	179.6	94.5	85.6	43.6	(21.5)	202.2
Other income (expense) - net	1.1	1.3	0.2	(0.5)	2.1	0.2	1.1	0.5	(0.8)	1.0
Depreciation	3.1	9.0	2.3	0.3	14.7	3.9	6.2	2.1	0.1	12.3
Amortization	5.6	16.7	1.5	—	23.8	5.8	9.6	1.6	—	17.0
Fair value inventory step-up charges	—	1.2	—	—	1.2	—	—	—	—	—
Restructuring expenses and asset impairments	1.7	1.5	0.4	0.5	4.1	—	—	—	—	—
Net impact from the exit of a COVID-19 testing application[1]	—	—	—	—	—	—	(1.1)	—	—	(1.1)
Credit loss on note receivable from collaborative partner[2]	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$ 103.6	$ 84.4	$ 52.8	$ (15.3)	$ 225.5	$ 104.4	$ 101.4	$ 47.8	$ (22.2)	$ 231.4
Net sales (eliminations)	$ 301.1	$ 313.2	$ 180.6	$ (1.5)	$ 793.4	$ 307.6	$ 345.0	$ 172.4	$ (1.0)	$ 824.0
Impact from the exit of a COVID-19 testing application[1]	—	—	—	—	—	—	(17.9)	—	—	(17.9)
Adjusted net sales (eliminations)	$ 301.1	$ 313.2	$ 180.6	$ (1.5)	$ 793.4	$ 307.6	$ 327.1	$ 172.4	$ (1.0)	$ 806.1
Net income margin					26.3%					21.7%
Adjusted EBITDA margin	34.4%	26.9%	29.3%	n/m	28.4%	33.9%	31.0%	27.8%	n/m	28.7%

[1] The net impact in the Adjusted EBITDA reconciliation represents the acceleration of previously deferred revenue of $17.9 million less the impairment charge of $16.8 million related to a customer's decision to discontinue further investment in commercializing its COVID-19 testing application in 2022 that did not reoccur in 2023, while the impact in the Adjusted net sales reconciliation represents only the acceleration of previously deferred revenue of $17.9 million discussed above.

[2] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

.

***Table 4: Reconciliations of Net Income to Adjusted EBITDA and Net Sales to Adjusted Net Sales** (dollars in millions) (continued)*

	Nine Months Ended September 30,									
	2023					2022				
	FMT	HST	FSDP	Corporate	IDEX	FMT	HST	FSDP	Corporate	IDEX
Reported net income	$ —	$ —	$ —	$ —	$ 487.3	$ —	$ —	$ —	$ —	$ 456.7
Provision for income taxes	—	—	—	—	132.8	—	—	—	—	129.2
Interest expense	—	—	—	—	40.1	—	—	—	—	28.6
Other (income) expense - net	—	—	—	—	5.6	—	—	—	—	(3.3)
(Gain) on sale of business	—	—	—	—	(93.8)	—	—	—	—	(34.8)
Operating income (loss)	291.9	199.7	145.0	(64.6)	572.0	257.8	255.7	124.0	(61.1)	576.4
Other income (expense) - net	2.0	0.8	(0.3)	(8.1)	(5.6)	2.0	2.5	2.6	(3.8)	3.3
Depreciation	10.3	24.1	6.7	0.8	41.9	12.0	18.4	6.3	0.3	37.0
Amortization	17.3	48.5	4.8	—	70.6	15.1	29.2	4.9	—	49.2
Fair value inventory step-up charges	—	1.2	—	—	1.2	0.4	—	—	—	0.4
Restructuring expenses and asset impairments	2.4	4.5	0.8	0.5	8.2	1.7	0.1	1.0	—	2.8
Net impact from the exit of a COVID-19 testing application[1]	—	—	—	—	—	—	(1.1)	—	—	(1.1)
Gains on sales of assets	—	—	—	—	—	(1.2)	—	(1.5)	—	(2.7)
Credit loss on note receivable from collaborative partner[2]	—	—	—	7.7	7.7	—	—	—	—	—
Adjusted EBITDA	$ 323.9	$ 278.8	$ 157.0	$ (63.7)	$ 696.0	$ 287.8	$ 304.8	$ 137.3	$ (64.6)	$ 665.3
Net sales (eliminations)	$ 948.0	$1,003.7	$ 539.8	$ (6.5)	$ 2,485.0	$ 879.5	$ 986.2	$ 508.3	$ (2.8)	$2,371.2
Impact from the exit of a COVID-19 testing application[1]	—	—	—	—	—	—	(17.9)	—	—	(17.9)
Adjusted net sales (eliminations)	$ 948.0	$1,003.7	$ 539.8	$ (6.5)	$ 2,485.0	$ 879.5	$ 968.3	$ 508.3	$ (2.8)	$2,353.3
Net income margin					19.6%					19.3%
Adjusted EBITDA margin	34.2%	27.8%	29.1%	n/m	28.0%	32.7%	31.5%	27.0%	n/m	28.3%

[1] The net impact in the Adjusted EBITDA reconciliation represents the acceleration of previously deferred revenue of $17.9 million less the impairment charge of $16.8 million related to a customer's decision to discontinue further investment in commercializing its COVID-19 testing application in 2022 that did not reoccur in 2023, while the impact in the Adjusted net sales reconciliation represents only the acceleration of previously deferred revenue of $17.9 million discussed above.

[2] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

***Table 5: Reconciliations of Cash Flows from Operating Activities to Free Cash Flow** (dollars in millions)*

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Cash flows from operating activities	$ 226.6	$ 198.1	$ 515.7	$ 390.1
Less: Capital expenditures	20.1	16.3	68.3	48.0
Free cash flow	$ 206.5	$ 181.8	$ 447.4	$ 342.1

Table 6: Reconciliation of Estimated 2023 Change in Net Sales to Change in Organic Net Sales Guidance Fourth Quarter 2023 Full Year 2023 Low End High End Low End High End Change in net sales (6%) (5%) 1% 2% Net impact from acquisitions/divestitures (2%) (2%) (4%) (4%) Impact from foreign currency (1%) (1%) —% —% Impact from the exit of a COVID-19 testing application(1) —% —% 1% 1% Change in organic net sales (9%) (8%) (2%) (1%) (1) Represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application in 2022 that did not reoccur in 2023. Table 7: Reconciliation of Estimated 2023 Diluted EPS Attributable to IDEX to Adjusted Diluted EPS Attributable to IDEX Guidance Fourth Quarter 2023 Full Year 2023 Estimated diluted EPS attributable to IDEX $1.50 - $1.55 $7.91 - $7.96 Fair value inventory step-up charges — 0.02 Tax impact on fair value inventory step-up charges — — Restructuring expenses and asset impairments — 0.12 Tax impact on restructuring expenses and asset impairments — (0.02) Gain on sale of business — (1.24) Tax impact on gain on sale of business — 0.30 Credit loss on note receivable from collaborative partner(1) — 0.10 Tax impact on credit loss on note receivable from collaborative partner — (0.02) Acquisition-related intangible asset amortization 0.32 1.25 Tax impact on acquisition-related intangible asset amortization (0.08) (0.29) Estimated adjusted diluted EPS attributable to IDEX $1.74 - $1.79 $8.13 - $8.18 (1) Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

Table 8: Reconciliation of Estimated 2023 Net Income to Adjusted EBITDA (dollars in millions) Guidance Fourth Quarter 2023 Full Year 2023 Low End High End Low End High End Reported net income $ 113.4 $ 117.1 $ 600.7 $ 604.3 Provision for income taxes 32.7 33.6 165.3 166.2 Interest expense 11.6 11.6 51.7 51.7 Gain on sale of business — — (93.8) (93.8) Depreciation 16.1 16.1 58.1 58.1 Amortization of intangible assets 24.1 24.1 94.7 94.7 Fair value inventory step-up charges — — 1.2 1.2 Restructuring expenses and asset impairments — — 8.2 8.2 Credit loss on note receivable from collaborative partner(1) — — 7.7 7.7 Adjusted EBITDA $ 197.9 $ 202.5 $ 893.8 $ 898.3 Net sales $ 765.1 $ 770.8 $ 3,250.1 $ 3,255.8 Net income margin 15% 15% 19% 19 % Adjusted EBITDA margin 26% 26% 27.5% 27.5% (1) Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.